Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of GHST World Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Edoardo Riboli, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edoardo Riboli
Edoardo Riboli Chief Executive Officer (Principal Executive Officer)

Dated: September 27, 2021

In connection with the annual report of GHST World, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Marcello Appella, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcello Appella
Marcello Appella Chief Financial Officer (Principal Financial Officer)

Dated: September 27, 2021

In connection with the annual report of GHST World, Inc. (the “Company”) on Form 10-K for the fiscal year r ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Paolo Sangiovanni, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paolo Sangiovanni
Paolo Sangiovanni Chief Financial Officer (Principal Financial Officer)

Dated: September 27, 2021